Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Disclosure of contingent liabilities in business combination [abstract]
Commitments and contingencies	Commitments and contingencies
Commitments
The Company has no commitments for future lease payments under short-term leases not recognized on the balance sheet as of June 30, 2026 and December 31, 2025.

The Company has a minimum purchase agreement with a vendor related to computational and hosting-related costs. As part of the agreement, the Company has a total minimum commitment of approximately CHF 64.1 million ($79.3 million) from the period beginning November 1, 2022 through October 31, 2029. As of June 30, 2026 and December 31, 2025, the Company has remaining commitments of CHF 40.6 million ($50.2 million) and CHF 44.4 million ($58.2 million), respectively.
Contingencies

As of June 30, 2026 and December 31, 2025 the Company had no contingent assets.

The Company is regularly subject to lawsuits, claims, arbitration proceedings, administrative actions and other legal and regulatory proceedings involving intellectual property disputes, commercial disputes, competition and other matters, and the Company may become subject to additional types of lawsuits, claims, arbitration proceedings, administrative actions, government investigations and legal and regulatory proceedings in the future. As of June 30, 2026 and December 31, 2025, the Company has concluded that losses are not probable and no provisions have been recorded.

Guardant Health
In 2025 Guardant Health ("Guardant") filed suit against the Company in multiple jurisdictions. Guardant filed suit in the U.K., and in the EU at the Unified Patent Court (the “UPC”) in Paris, alleging that the Company’s MSK-Access liquid biopsy test infringes certain of their patents and seeking remedies, including unspecified monetary damages and injunctive relief. On February 17, 2026, the UPC Paris Local Division issued a procedural order setting a payment deadline of March 10, 2026, for Guardant to pay a €0.4 million ($0.5 million) interim costs award. On February 18, 2026, the Court of Appeal rejected Guardant's application for suspensive effect of the interim costs award and refused to reduce the €0.4 million ($0.5 million) amount. The Company received the initial payment in March 2026 and payment of a further €0.2 million ($0.2 million) in April 2026. That costs award remains subject to an appeal by Guardant. On July 2, 2026, the UPC Court of Appeal issued its final order rejecting Guardant’s appeal. The Court confirmed that no provisional injunction will be issued and that the Company may continue to commercialize MSK-ACCESS. The Court of Appeal also reduced the first instance interim costs award from €0.4 million to €0.3 million ($0.5 million to $0.4 million); as the underlying costs order remains under appeal, no amounts are currently repayable by the Company. In addition, the Court ordered Guardant to pay the Company an interim costs award of €0.1 million ($0.1 million) for the appeal proceedings within two weeks of the order, and both parties are entitled to a partial court fee refund of €0.038 million ($0.043 million). The U.K. proceedings remain pending. The Company continues to defend itself against these claims. As of June 30, 2026 and December 31, 2025, the Company has concluded that losses related to this matter are not probable and no provision has been recorded.